                                                          EXHIBIT(16)(a)(ii)


                           SHORT-TERM GLOBAL INCOME FUND
                              CALCULATION OF YIELD

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b      6
                         YIELD (y) = 2[------+1)  - 1]
                                        cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period

          CLASS A
          -------
       a =  203,117.32
       b =  45,831.66
       c =  5,249,847.76
       d =  7.80
       y =  4.65%

Class B Shares

  Formula


    Class A Share Yield + Sales Charge Effect - Expense Differential
    Class A Share Yield                                                    4.65%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    3.25% x 4.65%                                                           .15%
    - Expense Differential between Class A and Class B Shares               .75%
    Class B Share SEC Yield (Without Expense Waiver)                       -----
                                                                           4.05%
    - Waived Expense Adjustment                                            =====
    Class B Shares SEC Yield (Without Expense Wavier)                       .01%
                                                                           -----
                                                                           4.04%
                                                                           =====

Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                    4.65%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    3.25% x 4.65%                                                           .15%
    - Expense Differential between Class A Shares and Class C Shares        .75%
    Class C Share SEC Yield                                                -----
                                                                           4.05%
    - Waived Expense Adjustment                                            =====
    Class C Share SEC Yield (Without Expense Waiver)                        .01%
                                                                           -----
                                                                           4.04%
                                                                           =====

                         SHORT-TERM GLOBAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                           PERIOD ENDED JUNE 30, 1997




                        Current Annual Income Per Share
                      ------------------------------------
                             Current Offering Price



Class A Shares





                                         $.492
                                         -----
                                         $7.80  = 6.31%



Class B Shares


                                         $.434
                                         -----
                                         $7.55  = 5.75%


Class C Shares


                                         $.434
                                         -----
                                         $7.55  = 5.75%

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS A SHARES


          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,025.89   =    ERV
          One Year Period Ended 06/30/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 2.59%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,060.91   =    ERV
          One Year Period Ended 06/30/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 6.09%  =    T


         TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED JUNE 30, 1997
                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,115.32   =    ERV
          Five Year Period Ended 06/30/97                5   =    n

          TOTAL RETURN FOR THE PERIOD                 2.21%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,152.27   =    ERV
          Five Year Period Ended 06/30/97                5   =    n

          TOTAL RETURN FOR THE PERIOD                 2.88%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS A SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997


                                                          n
          Formula                                   P(1+T)n  =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,302.56   =    ERV
          Inception through 06/30/97                  6.76   =    n

          TOTAL RETURN FOR THE PERIOD                 3.99%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,346.92   =    ERV
          Inception through 06/30/97                  6.76   =    n

          TOTAL RETURN FOR THE PERIOD                 4.50%  =    T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997


          Formula                                  ERV - P
                                                 ----------
                                                      P      =    T

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,302.56   =    ERV

          TOTAL RETURN FOR THE PERIOD                30.26%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.55
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,346.92   =    ERV

          TOTAL RETURN FOR THE PERIOD                34.69%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                          n
            Formula                               P(1+T)   =    ERV

            Including Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,023.14   =    ERV
            One Year Period Ended 06/30/9              1   =    n

            TOTAL RETURN FOR THE PERIOD             2.31%  =    T


            Excluding Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,052.86   =    ERV
            One Year Period Ended 06/30/9              1   =    n

            TOTAL RETURN FOR THE PERIOD             5.29%  =    T

         TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED JUNE 30, 1997
                                                        n
            Formula                               P(1+T)   =    ERV

            Including Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,109.75   =    ERV
            Five Year Period Ended 06/30/97            5   =    n

            TOTAL RETURN FOR THE PERIOD             2.10%  =    T


            Excluding Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,109.75   =    ERV
            Five Year Period Ended 06/30/97            5   =    n


            TOTAL RETURN FOR THE PERIOD             2.10%  =    T

         TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                        n
            Formula                               P(1+T)   =    ERV

            Including Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,225.98   =    ERV
            Inception through 06/30/97              5.94   =    n

            TOTAL RETURN FOR THE PERIOD             3.49%  =    T


            Excluding Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,225.98   =    ERV
            Inception through 06/30/97              5.94   =    n

            TOTAL RETURN FOR THE PERIOD             3.49%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997




               Formula                       ERV - P
                                            ----------
                                                P       =    T

               Including Payment of CDSC
               Net Asset Value              $    7.55
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,225.98   =    ERV

               TOTAL RETURN FOR THE PERIOD      22.60%  =    T


               Excluding Payment of CDSC
               Net Asset Value              $    7.55
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,225.98   =    ERV

               TOTAL RETURN FOR THE PERIOD      22.60%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    7.55
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,042.95   =    ERV
              One Year Period Ended 06/30/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          4.30%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    7.55
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,052.86   =    ERV
              One Year Period Ended 06/30/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          5.29%  =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                        n
            Formula                               P(1+T)   =    ERV

            Including Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,062.50   =    ERV
            Inception through 06/30/97              3.88   =    n

            TOTAL RETURN FOR THE PERIOD             1.57%  =    T


            Excluding Payment of the CDSC
            Net Asset Value                    $    7.55
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,062.50   =    ERV
            Inception through 06/30/97              3.88   =    n

            TOTAL RETURN FOR THE PERIOD             1.57%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997




               Formula                       ERV - P
                                            ----------
                                                P        =    T

               Including Payment of CDSC
               Net Asset Value              $    7.55
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,062.50   =    ERV

               TOTAL RETURN FOR THE PERIOD       6.25%  =    T


               Excluding Payment of CDSC
               Net Asset Value              $    7.55
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,062.50   =    ERV

               TOTAL RETURN FOR THE PERIOD       6.25%  =    T